UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 6, 2007

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant has amended its bylaws to provide for the issuance of uncerficated stock, for the position of Chief Operating Officer to be held by a person other than the President and Chief Executive Officer, and for the advancement of expenses to officers and directors where indemnification is permitted under the Registrant's Certificate of Formation and Operating Agreement. Previously, the President was required to be the Chief Executive Officer and Chief Operating Officer. The other provisions described above are new. These provisions take effect on the date of adoption (September 6, 2007).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1 Third Amended and Restated Bylaws.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

September 12, 2007	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws